                               STOCK COLLATERAL
                          ACKNOWLEDGMENT AND CONSENT


     This Stock Collateral Acknowledgment and Consent (the "Acknowledgment") is given with respect to the following facts and circumstances:

          A. Khaledi Family Partnership I, a California general partnership, Khaledi Family Trust Dated May 17, 1995, Parviz Vazin and Vida Vazin (collectively, the "Pledgor"), entered into that certain Pledge Agreement dated March 26, 1999 (the "Pledge Agreement"), in favor of Grocers Capital Company, a California corporation ("GCC"), whereby Pledgor agreed to pledge all stock owned by Pledgor in K.V. Mart Co. (the "Company") consisting of 8,978 shares in the aggregate (the "Original Securities") in connection with GCC accepting a Promissory Note in the principal amount of $3,600,000 from the Pledgor. On the date of the Pledge Agreement, the Original Shares (excluding those 898 shares purchased by Pledgors from GCC) were held as reflected on Exhibit A hereto.

          B. Pursuant to Section 3.1 of the Pledge Agreement, Pledgor was required to deposit as security with GCC the Original Securities. As of the date hereof, Pledgor has not made such deposit.

          C. Subsequent to the execution of the Original Pledge Agreement, the Khaledi Family Partnership I was liquidated and its shares transferred to the Khaledi Family Trust dated May 17, 1995, a portion of the Original Securities were transferred by certain Pledgors to related individuals and the shares purchased from GCC were allocated to the various Pledgors. The Original Securities are now held by the parties and in the amounts indicated on Exhibit B attached hereto (the "Current Shareholders").

          Each of the parties below, therefore, hereby agrees as follows:

          1. The Original Pledge Agreement is in full force and effect and has not been amended.

          2. The Current Shareholders received the Original Securities subject to, and conditioned upon, the provisions of the Original Pledge Agreement.

          3. The Current Shareholders agree to deliver to GCC herewith the original share certificates listed on Exhibit B with stock powers endorsed in blank in the form attached hereto as Exhibit C to be held by GCC as Pledged Collateral to secure the Obligations as those terms are defined in the Pledge Agreement.

          4. The parties hereto shall, upon the request of Unified, execute, acknowledge and deliver such further instruments and perform such other acts as may be reasonably necessary, desirable or proper to carry out the purposes of this Acknowledgment.


          IN WITNESS WHEREOF, the undersigned have executed this Acknowledgment as of the date stated below.



Dated as of May 12, 2000.



                                      Khaledi Family Trust Dated May 17,
                                      1995

_______________________________       By:_________________________________
Parviz Vazin                              Darioush Khaledi, Trustee


_______________________________
Vida Vazin

                                      ____________________________________
                                      Salomeh Khaledi


                                      ___________________________________
                                      Khashayar Khaledi

                                   Exhibit A
                                   ---------

                              Original Securities


------------------------------------------------------------
 Certificate
    Number          Shares                       Issued To
------------------------------------------------------------
      1                 4,720   Khaledi Family Partnership I
------------------------------------------------------------
      2                 3,360   Parviz Vazin and Vida Vazin
------------------------------------------------------------
                          898*
                        -----
------------------------------------------------------------
                        8,978
------------------------------------------------------------

*    Shares purchased by Pledgors from GCC

                                   Exhibit B
                                   ---------
                                 New Securities

Certificate      Shares         Issued To
-----------      ------         ---------
No. 5               47.2        Salomeh Khaledi
No. 6               47.2        Khashayar Khaledi
No. 10           3,725.9        Paul Vazin
No. 11           5,157.7        Khaledi Family Trust Dated May 17, 1995
                 -------
                 8,978.0

                                   Exhibit C
                                   ---------

                  Stock Assignment Separate from Certificate

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------

---------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______________________________________(______) Shares of the Common Stock of
K.V. Mart Co., a California corporation, standing in the name of the undersigned on the books of said Corporation represented by certificate(s) No. __________________ delivered herewith and do hereby irrevocably constitute and appoint the Corporate Secretary of K.V. Mart Co. as the attorney of the undersigned to transfer the said stock on the books of the within named Corporation with full power of substitution.

Dated: __________________                  ____________________________________


                                           ____________________________________


THE SIGNATURE(S) ON THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) ON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR
ANY CHANGE.